SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  September 5, 2000

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

      Delaware                       01-19890                    76-0172936
  (State Or Other                  (Commission                 (IRS Employer
   Jurisdiction Of                 File Number)              Identification No.)
   Incorporation)

                                One Millenium Way
                 Branchburg, New Jersey                    08876
                 -----------------------------------------------
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code   (908) 947-1100

Item  5.  Other  Events.

          On September 5, 2000, LifeCell Corporation issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item  7.  Financial  Statements  and  Exhibits.

          (c)  Exhibits

          99.1  Press  release  dated  September  5,  2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LIFECELL CORPORATION

                                 By:  /s/  Steven  T.  Sobieski
                                 ---  -------------------------

                                   Steven  T.  Sobieski
                                   Chief  Financial  Officer

Date:     September 5, 2000